                                                     EXHIBIT 23.1



                INDEPENDENT ACCOUNTANTS' CONSENT



The Board of Directors and Shareholders
UNC Incorporated:

We consent to the incorporation by reference in the registration
statement of UNC Incorporated on Form S-8 (File No. 33-    ) of our
report dated February 26, 1996, on our audits of the consolidated financial statements of UNC Incorporated and subsidiaries as of December 31, 1995 and 1994, and for the years then ended, which report appears in the December 31, 1995 Annual Report on Form 10-K of UNC Incorporated.



                                         COOPERS & LYBRAND L.L.P.



Washington, D.C.
June 14, 1996

                                                     EXHIBIT 23.2



                  INDEPENDENT AUDITORS' CONSENT



The Board of Directors and Shareholders
UNC Incorporated:

We consent to incorporation by reference in the registration
statement on Form S-8 (File No. 33-    ) of UNC Incorporated of our
report dated February 9, 1994, relating to the consolidated statements of earnings, changes in shareholders' equity and cash flows of UNC Incorporated and Subsidiaries for the year ended December 31, 1993, which report is included in the December 31, 1995 Annual Report on Form 10-K of UNC Incorporated.



                                            KPMG PEAT MARWICK LLP



Washington, D.C.
June 14, 1996

                                                     EXHIBIT 23.3



       Consent of Ernst & Young LLP, Independent Auditors




We consent to the incorporation by reference in the Registration Statement of UNC Incorporated (Form S-8) pertaining to the UNC/Garrett Stock Purchase and Option Plan of our reported dated March 1, 1996, with respect to the consolidated financial statements of Garrett Aviation Services and subsidiary included in the Current Report on Form 8-K of UNC Incorporated for the year ended December 31, 1995, filed with the Securities and Exchange Commission.



                                                ERNST & YOUNG LLP


Phoenix, Arizona
June 14, 1996